UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2023

IDAHO COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-108715	98-0221494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 W. Main St, Ste 1460 Boise, ID	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 274-9220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On August 17, 2023, Idaho Copper Corporation, a Nevada corporation (the “Company”) issued a press release announcing the completion of the change of the Company’s name from “Joway Health Industries Group Inc.” to “Idaho Copper Corporation” (the “Name Change”) and the issuance of a new ticker symbol.

A copy of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Section 8 - Other Events

Item 8.01 Other Events.

As previously disclosed in the Form 8-K filed by the Company on March 10, 2023, the Company filed an amendment to its Certificate of Incorporation to, among other things, effect the Name Change in the State of Nevada and reported that the Company had submitted to the Financial Industry Regulatory Authority, Inc. (“FINRA”) a voluntary request for review and processing of the Name Change and a ticker symbol change.

On August 16, 2023, FINRA informed the Company that it had completed processing the application for the Name Change and ticker symbol change. The FINRA Daily List Announcement Date for the FINRA corporate action was August 16. 2023. The Market Effective Date was August 17, 2023. The Company’s ticker symbol is now “COPR”.

Following the name change, the stock certificates, which reflect the Company’s prior corporate name, will continue to be valid. Certificates reflecting the new corporate name will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

d) Exhibits. The following exhibit is included in this Report:

Exhibit No.	Description
99.1	Press Release issued August 17, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IDAHO COPPER CORPORATION

Dated: August 16, 2023	By:	/s/ Robert Scannell
	Name:	Robert Scannell
	Title:	Chief Financial Officer and Treasurer

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